Exhibit 10.3

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this [__] day of [________] 2021, by and between Novus Capital Corporation II, a Delaware corporation (the “Issuer”), and the undersigned subscriber (“Subscriber”).

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Issuer is entering into that certain Business Combination Agreement and Plan of Reorganization, dated as of the date of this Subscription Agreement (as may be amended or supplemented from time to time, the “Combination Agreement”), among the Issuer, NCCII Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Issuer (“Merger Sub”), and Energy Vault, Inc. (“EV”), a Delaware corporation, pursuant to which the Issuer will acquire EV, on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, in connection with the Transaction, on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from the Issuer the number of shares of the Issuer’s Class A common stock, par value $0.0001 per share (the “Shares”), set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share (the “Share Purchase Price”), or the aggregate purchase price (which shall be the Share Purchase Price multiplied by the number of Shares purchased) set forth on the signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer at or prior to the Closing Date (as defined herein); and

WHEREAS, in connection with the Transaction, certain other “qualified institutional buyers” (as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and “accredited investors” (as such term is defined under Rule 501 under the Securities Act, and each such “qualified institutional buyer” or institutional “accredited investor”, an “Other Subscriber”), have entered into subscription agreements with the Issuer substantially similar to this Subscription Agreement, pursuant to which such Other Subscribers have agreed to subscribe for and purchase, and the Issuer has agreed to issue and sell to such Other Subscribers, on the Closing Date, Shares at the Share Purchase Price (the “Other Subscription Agreements”). For the avoidance of doubt, the Subscriber and all Other Subscribers will purchase Shares at the same Share Purchase Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.            Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”).

2.            Closing.

a.            Subject to the satisfaction or waiver of the conditions set forth in Section 2(c), the closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date of, and at a time immediately prior to, the closing of the Transaction (such date, the “Closing Date”). Not less than five (5) business days prior to the Closing Date, the Issuer shall provide written notice to Subscriber (the “Closing Notice”) of the Closing Date.

b.            Subject to the satisfaction or waiver of the conditions set forth in Section 2(c) (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing) and to the receipt of the Closing Notice:

(i)             Subscriber shall deliver to the Issuer no later than two (2) business days prior to the Closing Date the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, with such funds to be held by the Issuer in escrow until, and subject to, the Closing; and

(ii)            On the Closing Date, the Issuer shall (x) issue the Acquired Shares to the Subscriber and cause the Issuer’s transfer agent to register the Acquired Shares in book entry form on the Issuer’s register, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a nominee designated by Subscriber, as applicable, and (y) deliver to the Subscriber evidence from the Issuer’s transfer agent of the issuance of such Acquired Shares to Subscriber in book entry form on and as of the Closing Date. Each book entry for the Acquired Shares shall contain a notation in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

c.            The Closing shall be subject to the satisfaction on the Closing Date, or the waiver by each of the parties hereto, of each of the following conditions:

(i)             no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or, to the Issuer’s knowledge, threatening of any proceedings for any of such purposes, shall have occurred;

(ii)            all representations and warranties of the Issuer and Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, or Material Adverse Effect or Subscriber Material Adverse Effect (as each term is defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Issuer and Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date);

(iii)           the Issuer and Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer or the Subscriber to consummate the Closing;

(iv)           no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(v)            no amendment, modification or waiver of the Combination Agreement (as the same exists on the date of this Subscription Agreement) shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement, including, without limitation, any material amendment or waiver of any representation or covenant of the Issuer or EV relating to the financial position or outstanding indebtedness of the Issuer or EV;

(vi)           no Novus Material Adverse Effect (as defined in the Combination Agreement) or Company Material Adverse Effect (as defined in the Combination Agreement) shall have occurred and be continuing on the Closing Date;

(vii)          all conditions precedent to the closing of the Transaction set forth in the Combination Agreement, including all necessary approvals of the Issuer’s stockholders and regulatory approvals, if any, shall have been satisfied or waived (other than those conditions that may only be satisfied at the closing of the Transaction, but subject to satisfaction of such conditions as of the closing of the Transaction);

(viii)         there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially benefits the investors thereunder unless the Subscriber has been offered substantially the same benefits; and

(ix)            if requested by Subscriber, the Issuer shall have issued a statement to such Subscriber, in form and substance as described in Treasury Regulation Sections 1.897-2(h)(1) and 1.1445-2(c) (or any successor regulations) and signed under penalties of perjury, regarding whether any interest in the Issuer constitutes a “U.S. real property interest” within the meaning of Section 897(c) of the Code, together with an executed notice to the Internal Revenue Service described in Treasury Regulations Section 1.897-2(h)(2) (or any successor regulation).

d.            At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

e.            In the event the Transaction does not occur within four (4) business days of the Closing, the Issuer shall promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber, and any book entries shall be deemed cancelled. For purposes of this Subscription Agreement, “business day” means any day other than a Sunday or a day on which the Federal Reserve Bank of New York is closed.

3.            Issuer Representations and Warranties. The Issuer represents and warrants that:

a.            The Issuer has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.            The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Acquired Shares will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s certificate of incorporation and bylaws or under the laws of the State of Delaware.

c.            This Subscription Agreement, the Other Subscription Agreements and the Combination Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer, constitute the valid and legally binding obligations of the Issuer, and are enforceable against the Issuer in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d.            The execution and delivery by the Issuer of the Transaction Documents, and the performance by the Issuer of its obligations under the Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated herein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Issuer or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement or the Issuer’s ability to consummate the transactions contemplated hereby (including the issuance and sale of the Acquired Shares or the Transaction (a “Material Adverse Effect”); (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Shares, the Issuer’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Acquired Shares, or the legal authority of the Issuer to comply in all material respects with this Subscription Agreement.

e.            There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, (ii) the Shares to be issued pursuant to any Other Subscription Agreement, or (iii) the Shares to be issued pursuant to the Transaction, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

f.            The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer is now a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

g.           The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement or the Transaction (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below), (ii) approval of the Issuer’s stockholders to increase the authorized shares of the Issuer’s common stock and the filing of an amended and restated certificate of incorporation authorizing a sufficient number of authorized shares of Issuer’s common stock to issue the Acquired Shares and Shares purchased by the Other Subscribers pursuant to the Other Subscription Agreements; (iii) filings required by applicable state securities laws, (iv) the filings required in accordance with Section 9(p), (v) those required by the New York Stock Exchange (“NYSE”), including with respect to obtaining stockholder approval, and (vi) any filing, the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with this Subscription Agreement.

h.            The Acquired Shares are not, and following the Closing and the closing of the Transaction will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of the Subscriber to pledge, sell, assign or otherwise transfer the Acquired Shares under any organizational document, policy or agreement of, by or with the Issuer, and, for the avoidance of doubt, do not include the restrictions on transfer described in paragraph 4(e) of this Subscription Agreement with respect to the status of the Acquired Shares as “restricted securities” pending their registration for resale under the Securities Act in accordance with the terms of this Subscription Agreement.

i.             The authorized capital stock of the Issuer consists of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”); (ii) 60,000,000 Shares and (iii) 10,000,000 shares of Class B common stock, par value $0.0001 per share (“Class B Shares”), and as of the date hereof and as of immediately prior to the Closing: (i) no shares of Preferred Stock are issued and outstanding; (ii) 28,750,000 Shares are issued and outstanding and (iii) 7,187,500 Class B Shares are issued and outstanding (10% of such shares will be forfeited in connection with the closing of the Transaction) and (iv) 5,166,666 warrants, each entitling the holder thereof to purchase one Share at an exercise price of $11.50 per Share, are outstanding. All (i) issued and outstanding Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to nor were issued in violation of any preemptive rights and (ii) outstanding warrants have been duly authorized and validly issued, are fully paid and are not subject to nor were issued in violation of any preemptive rights. Except as set forth above and pursuant to (i) the Other Subscription Agreements, or (ii) the Combination Agreement (including the exhibits and schedules thereto), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Shares or other equity interests in the Issuer (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. The Issuer has no subsidiaries other than Merger Sub and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than (A) as disclosed in the SEC Documents (as defined below) and (B) as contemplated by the Combination Agreement.

j.             The Issuer is in compliance with all applicable laws and has not received any written communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

k.            The issued and outstanding Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on NYSE. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by NYSE or the Commission with respect to any intention by such entity to deregister the Shares or prohibit or terminate the listing of the Shares on the NYSE. The Issuer has taken no action that is designed to terminate or is reasonably expected to result in the termination of the registration of the Shares under the Exchange Act or the listing of the Shares on NYSE and is in compliance in all material respects with the listing requirements of the NYSE.

l.             Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement, and the Acquired Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

m.           Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

n.           The Issuer has not entered into any side letter or similar agreement with any Other Subscriber or any other investor in connection with such Other Subscriber’s or other investor’s direct or indirect investment in the Issuer other than (i) the Combination Agreement and (ii) the Other Subscription Agreements. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement and reflect the same Share Purchase Price and terms that are no more favorable to any such Other Subscriber thereunder than the terms of this Subscription Agreement.

o.           The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission since its initial registration of the Shares (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Securities Act and Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents. Except with respect to the accounting treatment of the Issuer’s warrants in the form 8-K filed with the Commission on February 12, 2021, none of the SEC Documents (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, with respect to the proxy statement to be filed by the Issuer with respect to the Transaction or any of its affiliates included in any SEC Document or filed as an exhibit thereto, the representation and warranty in this sentence is made to the Issuer’s knowledge. The Issuer has timely filed each report, statement, schedule, prospectus, and registration statement that the Issuer was required to file with the Commission since its inception. Except with respect to the accounting treatment of the Issuer’s warrants in the form 8-K filed with the Commission on February 12, 2021, the financial statements of the Issuer included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Issuer as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

p.            There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Documents.

q.            Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) investigation, action, suit, claim proceeding pending, or, to the knowledge of the Issuer, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

r.            Except for placement fees payable to Goldman Sachs & Co. LLC, Cowen and Company, LLC and Guggenheim Securities, LLC, in their capacity as placement agents for the offer and sale of the Acquired Shares (in such capacity, the “Placement Agents”), the Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Issuer. The Issuer is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agent.

s.            Following the closing of the Transaction, EV will be a wholly-owned subsidiary of the Issuer.

t.            Neither the Issuer nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Issuer or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

u.            There has been no action taken by the Issuer, or, to the knowledge of the Issuer, any officer, director, equityholder, manager, employee, agent or representative of the Issuer, in each case, acting on behalf of the Issuer, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Issuer has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Issuer has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Issuer has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

v.            The Shares are eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Issuer is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Shares. The Transfer Agent is a participant in DTC’s Fast Automated Securities Transfer Program.

w.            The Issuer acknowledges that there have been no, and in issuing the Acquired Shares the Issuer is not relying on any, representations, warranties, covenants and agreements made to the Issuer by Subscriber, any of its officers, directors or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly stated in this Subscription Agreement.

x.            The Issuer is not, and immediately after receipt of payment for the Acquired Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.            Subscriber Representations and Warranties. Subscriber represents and warrants (for and with respect to itself and, if applicable, for and with respect to each account for which Subscriber is subscribing for the Acquired Shares as a fiduciary or agent) that:

a.            Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b.             This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer, this Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

c.            The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Shares and the consummation of the transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would reasonably be expected to have a material adverse effect on the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

d.             Subscriber is (i) (A) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (B) an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) (A) an “Institutional Account” as defined in FINRA Rule 4512(c) or (B) a wholly-owned subsidiary of an “Institutional Account” as defined in FINRA Rule 4512(c) formed for purposes of making venture capital investments, (iii) acquiring its entire beneficial ownership in the Acquired Shares only for its own account for investment purposes only, and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer (as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (iv) not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the securities laws of the United states or any other jurisdiction. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares.

e.            Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the securities laws of the United States or any other jurisdiction. Subscriber understands that the Acquired Shares may not be resold, Transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including without limitation, a private resale pursuant to so-called Rule 4 (1 ½)), and that any certificates or book-entry records representing the Acquired Shares shall contain a legend to such effect, which legend shall be subject to removal as set forth herein. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or Transfer of any of the Acquired Shares. For purposes of this Agreement “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through any derivative transactions.

f.             Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Issuer or any of its officers or directors, the Placement Agents or any of their officers, employees or representatives, or any other party to the transaction, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

g.            Subscriber’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

h.            In making its decision to subscribe for and purchase the Acquired Shares, Subscriber represents that it has relied solely upon its own independent investigation and the Issuer’s representations and warranties in Section 3 above. Without limiting the generality of the foregoing, Subscriber has not relied on any statements, representations or warranties or other information provided by the Placement Agents or any of their respective affiliates or control persons or any of their respective officers, directors, employees or representatives, concerning the Issuer or the Acquired Shares or the offer and sale of the Acquired Shares. Subscriber has (i) received, reviewed and understood the offering materials made available to it in connection with its decision to subscribe for and purchase the Acquired Shares and has been furnished with all other materials that it considers relevant to an investment in the Acquired Shares, (ii) has had a full opportunity to ask questions of and receive answers from the Issuer or any person or persons acting on behalf of the Issuer concerning the terms and conditions of an investment in the Acquired Shares and (iii) has independently made its own analysis and decision to enter into this Agreement and invest in the Acquired Shares, in each case, based on such information as such Subscriber has deemed appropriate and without reliance upon any Placement Agent or any affiliates of any Placement Agent, and has conducted and completed its own independent due diligence with respect to the transactions contemplated by this Agreement. Except for the representations, warranties, covenants and agreements of the Issuer expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it may deem appropriate) with respect to its investment decision, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

i.             Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer or the Placement Agents, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer or the Placement Agents. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j.             Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial, business matters and private equity matters as to be capable of evaluating the merits and risks of an investment both in general and with regard to all transactions and investment strategies involving a security or securities, including its participation in the Subscription, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

k.            Subscriber acknowledges and agrees that none of the Placement Agents or any affiliate of any of the Placement Agents (nor any officer, director, employee or representative of the Placement Agents or any affiliate thereof) has provided Subscriber with any information or advice with respect to the Acquired Shares nor is such information or advice necessary or desired. Subscriber acknowledges that the Placement Agents, any affiliate of any of the Placement Agents or any of their respective officers, directors, employees or representatives (i) have not made, and will not make, any representation as to the Issuer or the quality of the Acquired Shares, (ii) may have acquired non-public information with respect to the Issuer which Subscriber agrees need not be provided to it, (iii) have made no independent investigation with respect to the Issuer or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer, (iv) have not acted as Subscriber’s financial advisor or fiduciary in connection with the issue and purchase of the Acquired Shares and (v) have not prepared a disclosure or offering document in connection with the offer and sale of the Acquired Shares. Subscriber acknowledges and agrees that (a) each Placement Agent is acting solely as the Issuer’s placement agent in connection with the Transaction and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber, the Issuer or any other person or entity in connection with the Transaction, (b) no Placement Agent has made or will make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the Transaction, and (c) no Placement Agent will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transaction or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Issuer or the Transaction.

l.            Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Acquired Shares and participation in the subscription (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (v) are a fit, proper and suitable investment for it, notwithstanding the substantial risks inherent in investing in or holding the Acquired Shares. Subscriber acknowledges that it is able to bear the substantial risks associated with the purchase of the Acquired Shares, and specifically that a possibility of total loss exists.

m.           Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of an investment in the Acquired Shares.

n.            Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

o.            If Subscriber is an employee benefit plan that is subject to ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, then Subscriber represents and warrants that neither the Issuer, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or Transfer the Acquired Shares.

p.            Subscriber has, and at the Closing will have, sufficient funds to pay the Purchase Price pursuant to Section 2(b)(i).

5.            Additional Subscriber Agreement. Subscriber hereby agrees that, from the date of this Agreement until Closing (or earlier termination of this Subscription Agreement), none of Subscriber or any person or entity acting on behalf of Subscriber or pursuant to any understanding with Subscriber will engage in any Short Sales with respect to securities of the Issuer. For purposes of this Section 5, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding anything to the contrary contained herein, the restrictions in this Section 5 shall not apply to (i) any sale (including the exercise of any redemption right) of securities of the Issuer or EV (A) held by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement, or (ii) ordinary course hedging transactions so long as the sales or borrowings relating to such hedging transactions are not settled with the Shares subscribed for hereunder and the number of securities sold in such transactions does not exceed the number of securities owned or subscribed for at the time of such transactions. Further, notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the Transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares covered by this Subscription Agreement.

6.            Registration Rights.

a.            The Issuer agrees that, by the later of (i) thirty (30) calendar days after the Closing Date and (ii) twenty (20) business days after the Closing Date (such date, the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Acquired Shares (which shall include any other Shares issued or issuable with respect to the Acquired Shares by way of share split or dividend ), which may also include other shares of the Issuer’s common stock, including those shares issuable upon exercise of outstanding warrants (the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing Date and (ii) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided further that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 6. The Issuer will provide a draft of the Registration Statement to the undersigned for review at least two (2) business days in advance of filing the Registration Statement. In no event shall the Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that a Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the Acquired Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. In the event the Issuer amends the Registration Statement in accordance with the foregoing, the Issuer will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements to register the resale of those Acquired Shares that were not registered on the initial Registration Statement, as so amended. The Issuer will provide all customary and commercially reasonable cooperation necessary to enable the undersigned to resell the Acquired Shares pursuant to the Registration Statement or Rule 144 under the Securities Act (“Rule 144”), as applicable, qualify the Acquired Shares for listing on the primary stock exchange on which its Shares are then listed, update or amend the Registration Statement (prior to its effectiveness) as necessary to include Acquired Shares. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) business days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act.

b.            In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:

(i)             except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Subscriber ceases to hold any Acquired Shares or (ii) the date all Acquired Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (iii) three (3) years from the effective date of the Registration Statement.

(ii)            advise Subscriber within two (2) business days:

(1)            when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)            of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)            of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4)            of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)            subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, any Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Issuer;

(iii)            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)            upon the occurrence of any event contemplated in Section 5(b)(ii)(5), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)            use its commercially reasonable efforts to cause all Acquired Shares to be listed on each securities exchange or market, if any, on which the Shares issued by the Issuer have been listed;

(vi)           use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Acquired Shares contemplated hereby;

(vii)          allow the Subscriber to review and consent to disclosure specifically regarding Subscriber in the Registration Statement on reasonable advance notice (which consent shall not be unreasonably withheld or delayed); and

(viii)         use its commercially reasonable efforts to file all reports and other materials required to be filed by the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable Subscriber to sell the Acquired Shares under Rule 144 for so long as the Subscriber holds Acquired Shares; and

(ix)            upon request from Subscriber and subject to receipt from Subscriber by the Issuer and its transfer agent of customary representations and other documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith (provided in the case of (A) and (B) below, that the Issuer shall cause, assuming the availability of Rule 144 in the case of (B) below, its legal counsel to deliver, if required by the transfer agent, an opinion of the Issuer’s counsel, in a form reasonably acceptable to the transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act), remove any legend from the book entry position evidencing Subscriber’s Acquired Shares if (A) such Acquired Shares are subject to or have been or are about to be sold or transferred pursuant to an effective registration statement, (B) such Acquired Shares can be sold, assigned or transferred or have been or are about to be sold, assigned or transferred pursuant to Rule 144, or (C) in connection with a sale, assignment or other transfer, such holder provides the Issuer and its transfer agent with an opinion of counsel and other customary paperwork, in a form reasonably acceptable to the Issuer and the transfer agent, to the effect that such sale, assignment or transfer of the Acquired Shares may be made without registration under the applicable requirements of the Securities Act and such holder agrees to sell, assign or otherwise transfer such securities in accordance with such valid exemption from the registration requirements of the Securities Act. If restrictive legends are no longer required for such Acquired Shares pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this section and within three (3) business days of any request therefor from Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above, deliver to the transfer agent irrevocable instructions that the transfer agent shall issue a certificate or a book entry record without such legend to the holder of the Acquired Shares or issue the Acquired Shares without such legend to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”). The Issuer shall be responsible for the fees of the Transfer Agent and all DTC fees associated with such issuance and Subscriber shall be responsible for all other fees and expenses (including, without limitation, any applicable broker fees, fees and disbursements of their legal counsel and any applicable transfer taxes).

c.            Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

d.            Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(d)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

e.            The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless each Subscriber (to the extent a seller under the Registration Statement), the officers, directors, members, stockholders, partners, managers, employees and agents of Subscriber, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each affiliate of Subscriber (within the meaning of the Securities Act or the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement (or incorporated by reference therein), any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or except to the extent such Losses were solely the result of the Subscriber’s violation of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner or (C) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 6(c) hereof. The Issuer shall notify Subscriber reasonably promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Issuer receives notice in writing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Acquired Shares by Subscriber.

f.            In connection with any Registration Statement in which Subscriber is participating, Subscriber shall furnish to the Issuer in writing such information as the Issuer reasonably requests for use in connection with such Registration Statement or prospectus. In connection with any Registration Statement in which Subscriber is participating, Subscriber shall, severally and not jointly with any Other Subscriber, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, resulting from (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case only to the extent that such untrue or alleged untrue statements or omissions or alleged omissions are contained in (or not contained in the case of an omission) the information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 6(f) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6(f) of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Shares by Subscriber.

g.              Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses, in which case, the Indemnifying Party shall pay for the reasonable costs and expenses of one separate counsel to be selected by the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

h.              If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Subscriber under this Section 6(h) exceed an amount equal to the aggregate net proceeds of the Acquired Shares sold by such Subscriber, unless such liability arises out of or is based upon willful misconduct or fraud by such Subscriber. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact or violation of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder relates to information supplied by the Indemnifying Party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

7.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Combination Agreement is terminated in accordance with the terms therein, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2(c) are not satisfied on or prior to the Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (d) [at the election of Subscriber, on or after the date that is 180 days after the date hereof if the Closing has not occurred on or prior to such date]; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Combination Agreement promptly after the termination of such agreement. Upon the termination hereof, any monies paid by Subscriber to the Issuer in connection herewith shall promptly (and in any event within one (1) business day) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transaction shall have been consummated.

8.            Trust Account Waiver. Subscriber acknowledges that the Issuer is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Issuer and one or more businesses or assets. Subscriber further acknowledges that, as described in the Issuer’s prospectus relating to its initial public offering dated February 3, 2021 (the “Prospectus”), available at www.sec.gov, substantially all of the Issuer’s assets consist of the cash proceeds of the Issuer’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Issuer, its public stockholders and the underwriters of the Issuer’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Issuer to pay for taxes, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Issuer entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, agrees that it does not have any right, title or interest, or any claim of any kind in the monies held in the Trust Account (each, a “Claim”) and hereby waives any Claim they have or may have in the future arising out of this Subscription Agreement or otherwise, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement or otherwise; provided, however, that nothing in this Section 8 shall be deemed to limit any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Issuer acquired by any means other than pursuant to this Subscription Agreement, including but not limited to any redemption right with respect to any such securities of the Issuer.

9.            Miscellaneous.

a.            Each party hereto acknowledges that the other party hereto, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agents will rely upon and are third-party beneficiaries of the representations and warranties of Subscriber contained in Section 4.

b.            Subscriber agrees that no Placement Agent shall be liable to Subscriber for any action heretofore or hereafter taken or omitted to be taken or have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber, the Issuer or any other person or entity), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the Transaction.

c.            Each of the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

d.            Notwithstanding anything to the contrary in this Subscription Agreement, prior to the Closing, Subscriber may transfer or assign all or a portion of its rights under this Subscription Agreement; provided, that, such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Subscription Agreement, makes the representations and warranties in Section 4 and completes Schedule A hereto. In the event of such a transfer or assignment, Subscriber shall (1) update Schedule B to provide the information required therein and (2) give notice to Issuer of such transfer or assignment.

e.            All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f.            The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer agrees to keep any such information provided by Subscriber confidential.

g.            This Subscription Agreement may not be amended, modified, waived or terminated (other than pursuant to Section 7 above) except by an instrument in writing, signed by each of the parties hereto; provided that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party.

h.            This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

i.             Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

j.             If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

k.            This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

l.            Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

m.            The Issuer shall be solely responsible for the fees of the Placement Agent, transfer agent, the escrow agent (if any), stamp taxes and all of DTC’s fees associated with the issuance of the Acquired Shares.

n.            Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)            if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)            if to the Issuer, to:

Novus Capital Corporation II

8556 Oakmont Lane

Indianapolis, IN 46260

Attn: Robert J. Laikin, Chairman

E-mail: robertjlaikin@gmail.com

with a required copy to (which copy shall not constitute notice):

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Robert J. Mittman

Email: Rmittman@blankrome.com; and

(iii)            if to the Placement Agents, to:

Goldman Sachs & Co. LLC

200 West Street,

New York, NY 10282

Attn: Charles Park

Email: charlespark@gs.com

Cowen and Company, LLC

599 Lexington Avenue, 25th Floor

New York, NY 10022

Attn: Mark Saraiva

Email: mark.saraiva@cowen.com

Guggenheim Securities, LLC

330 Madison Avenue

New York, NY 10017

Attention: David Levin, Senior Managing Director

With a copy to: General Counsel

o.            This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9(n) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(o).

p.            The Issuer shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction, and any other material, nonpublic information that the Issuer, EV or any of their officers, directors, employees or agents (including the Placement Agents) have provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer’s knowledge, Subscriber shall not be in possession of any material, nonpublic information received from the Issuer, EV or any of their officers, directors or employees or agents (including the Placement Agents) and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Issuer, EV or any of their affiliates or agents (including the Placement Agent) relating to the transactions contemplated by this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall not, and shall instruct its representatives, including the Placement Agent and its representatives, not to publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or marketing materials, or for any similar or related purpose, or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except as required by the federal securities law in connection with the Registration Statement, and (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of NYSE, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (ii).

q.            The parties agree that irreparable damage would occur if any provision of this Subscription Agreement were not performed in accordance with the terms hereof, and accordingly, that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement or to enforce specifically the performance of the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 9(o), in addition to any other remedy to which any party is entitled at law or in equity.

r.             The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under any Other Subscription Agreement. The decision of Subscriber to purchase the Acquired Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer, EV or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Acquired Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

s.            In connection with all aspects of this Subscription Agreement, the transactions contemplated hereby and the Transaction, the Issuer acknowledges and agrees that: (i) the purchase and sale of the Acquired Shares constitute an arm’s-length commercial transaction between the Issuer, on the one hand, and Subscriber, on the other hand, and the Issuer is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby, (ii) in connection with the process leading to this Subscription Agreement, the transactions contemplated hereby and the Transaction, Subscriber is and has been acting solely as a principal and not as a financial advisor, agent or fiduciary, for the Issuer or the Issuer’s affiliates, stockholders, directors, officers, employees or creditors or any other person, (iii) neither Subscriber nor any of its affiliates has assumed or will assume an advisory, agency or fiduciary responsibility in the Issuer or the Issuer’s affiliates’ favor with respect to any of this Subscription Agreement, the transactions contemplated hereby, the process leading hereto or the Transaction (irrespective of whether Subscriber or any of its affiliates have advised or are currently advising the Issuer or any of its affiliates on other matters) and neither Subscriber nor any of its affiliates has any obligation to the Issuer or any of the Issuer’s affiliates with respect to the Other Subscription Agreements or the Transaction, (iv) Subscriber and its affiliates may be engaged in a broad range of transactions that involve interests that differ from the Issuer and its affiliates and neither Subscriber nor any of its affiliates shall have any obligation to disclose any of such interests, and (v) neither Subscriber nor any of its affiliates has provided any legal, accounting, regulatory or tax advice with respect to this Subscription Agreement, any of the transactions contemplated hereby or the Transaction, and the Issuer has consulted its own legal, accounting, regulatory and tax advisors to the extent the Issuer deemed appropriate. The Issuer waives and releases, to the fullest extent permitted by law, any claims that it may have against Subscriber and its affiliates with respect to any breach of fiduciary duty or alleged breach of fiduciary duty as a consequence of this Subscription Agreement, the transactions contemplated hereby or the Transaction.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

NOVUS CAPITAL CORPORATION II

By:
Name:
Title:

Date: _____________________, 2021

Signature Page to Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:

[SUBSCRIBER]

By:
Name:
Title:

Date: , 2021

Name of Subscriber:

(Please print. Please indicate name and
capacity of person signing above)

Name in which securities are to be registered
(if different):

Email Address:

Subscriber’s EIN:

Address:

Attn: _________________________________

Telephone No.: __________________________

Facsimile No.: __________________________

Aggregate Number of Acquired Shares subscribed for:

Aggregate Purchase Price: $

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Signature Page to Subscription Agreement

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A. (Please check the applicable subparagraphs):

1. ☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) (a “QIB”) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as a QIB.

2. ☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B. INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

☐ We are an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are institutional accredited investors) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as an institutional “accredited investor.”

☐ We are not a natural person.

*** AND ***

C. AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

The Subscriber is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) if it is an entity that meets any one of the following categories at the time of the sale of securities to the Subscriber (Please check the applicable subparagraphs):

☐ The Subscriber is an entity that, acting for its own account or the accounts of other qualified institutional buyers, in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and:

☐ is an insurance company as defined in section 2(a)(13) of the Securities Act;

☐ is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ is a Small Business Investment Company licensed by the US Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended (“Small Business Investment Act”);

☐ is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

☐ is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

☐ is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, of (b) employee benefit plan within the meaning of Title I of the ERISA, except, in each case, trust funds that include as participants individual retirement accounts or H.R. 10 plans;

☐ is a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

☐ is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), corporation (other than a bank as defined in section 3(a)(2) of the Act, a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act, or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or

☐ is an investment adviser registered under the Investment Advisers Act;

☐ The Subscriber is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the Subscriber;

☐ The Subscriber is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

☐ The Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies1 which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with Subscriber or are part of such family of investment companies;

☐ The Subscriber is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; or

☐ The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of securities in the case of a US bank or savings and loan association, and not more than 18 months preceding the date of sale of securities for a foreign bank or savings and loan association or equivalent institution.

Rule 501(a) under the Securities Act, in relevant part, states that an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an institutional “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

1	“Family of investment companies” means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor); provided, that (a) each series of a series company (as defined in Rule 1 8f-2 under the Investment Company Act) shall be deemed to be a separate investment company and (b) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor).

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of Title I of the ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000; or

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act.

SCHEDULE B
SCHEDULE OF TRANSFERS

Subscriber’s Subscription was in the amount of [●] Shares. The following transfers of a portion of the Subscription have been made:

Date of Transfer or Reduction	Transferee	Number of Transferee Acquired Shares Transferred or Reduced	Subscriber Revised Subscription Amount

Schedule B as of ______________, 20__, accepted and agreed to as of this ____ day of ____________, 20__ by:

NOVUS CAPITAL CORPORATION

By:
Name:
Title:

Signature of Subscriber:

[SUBSCRIBER]

By:
Name:
Title: